UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 Welton St., Floor 4, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated 2019 Long Term Incentive Plan

On December 14, 2020, the stockholders of Akerna Corp. (the “Company”), approved an amendment to the Company’s Amended and Restated 2019 Long Term Incentive Plan (the “Incentive Plan”) to clarify that Incentive Stock Options can only be issued to employees of the Company, a subsidiary of the Company or parent of the Company.

Accordingly, pursuant to the amendment, Section 4 of the Incentive Plan which previously read as follows:

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries, Parent or Affiliates who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company, a Subsidiary , Parent or Affiliate (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries, Parent or Affiliates with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

has been amended to read as follows (revised sentences underlined):

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries, Parent or Affiliates who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). Only employees of the Company, a Subsidiary or a Parent are eligible to receive Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an employee of the Company, a Subsidiary or Parent (including any non-employee directors) at the time of grant of the Option. Notwithstanding anything to the contrary, an award other than an Incentive Stock Option may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries, Parent or Affiliates with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

The above description of the amended provisions of the Incentive Plan is qualified in its entirety by the amended Incetive Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On December 14, 2020, the Company held its 2020 Annual General Meeting of Shareholders (the “Meeting”). The Meeting was reconstituted following its adjournment on November 30, 2020, in order to obtain quorum. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement on Schedule 14A, as filed with the Commission on November 10, 2020, as revised on November 19, 2020. A total of 9,109,309 shares of common stock were present at the Meeting, in person or by proxy, representing approximately 52.49% of the issued and outstanding voting shares of the Company on the record date for the Meeting, consisting of 14,685,932 shares of common stock and one special voting share entitled to 2,667,349 votes at the Meeting.

Proposal One– Ratification of the Appointment of Auditors

By a resolution passed, the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the stub period ending December 31, 2020, was ratified by the stockholders.

The results of the voting on this matter were as follows:

For:	8,823,002 shares
Against:	250,650 shares
Abstain:	35,657 shares
Broker Non-Votes:	0 shares

Proposal Two – Approval of Nasdaq 20% Cap Removal Proposal

By a resolution passed, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated June 8, 2020 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of the Company’s common stock outstanding before the issuance of such senior secured convertible notes, was approved by the stockholders.

The results of the voting on this matter were as follows:

For:	2,625,693 shares
Against:	1,723,394 shares
Abstain:	22,524 shares
Broker Non-Votes:	4,737,698 shares

Proposal Three – Appointment and Compensation of Auditors

By a resolution passed, an amendment to the Company’s Amended and Restated 2019 Long Term Incentive Plan to clarify that Incentive Stock Options can only be issued to employees of the Company, a subsidiary of the Company or parent of the Company, was approved by the stockholders.

The results of the voting on this matter were as follows:

For:	4,232,261 shares
Against:	115,437 shares
Abstain:	23,913 shares
Broker Non-Votes:	4,737,698 shares

Item 9.01 Financial Statements and Exhibits.

No.	Description
10.1	Amended and Restated 2019 Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 18, 2020	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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